SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

EASON EDUCATION KINGDOM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EASON EDUCATION KINGDOM HOLDINGS, INC.

Unit 19, 35/F., Tower 1,
Millennium City 1, No. 388 Kwun Tong Road,
Kwun Tong, Kowloon, Hong Kong

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about July 1, 2020 to the holders of record as of the close of business on July 1, 2020, of the common stock of Eason Education Kingdom Holdings, Inc., a Nevada corporation (“Eason Education Kingdom Holdings”).

The Board of Directors of Eason Education Kingdom Holdings and 1 stockholder holding an aggregate of 233,813,213 shares of common stock issued and outstanding as of June 10, 2020, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

(1)	The approval of an Amendment to our Articles of Incorporation to change the name our company to New Momentum Corporation.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and Eason Education Kingdom Holdings’s Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of Eason Education Kingdom Holdings for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDER

GENERAL

Eason Education Kingdom Holdings will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Eason Education Kingdom Holdings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Eason Education Kingdom Holdings’s common stock.

Eason Education Kingdom Holdings will only deliver one Information Statement to multiple security holders sharing an address unless Eason Education Kingdom Holdings has received contrary instructions from one or more of the security holders. Upon written or oral request, Eason Education Kingdom Holdings will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Eason Education Kingdom Holdings, Inc., Unit 19, 35/F., Tower 1, Millennium City 1, No. 388 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong, Attn: Leung Tin Lung David, President. Mr. Leung may also be reached by telephone at +852-28063261.

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INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Eason Education Kingdom Holdings’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Eason Education Kingdom Holdings’s outstanding capital stock is required to effect the action described herein. Eason Education Kingdom Holdings’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of the record date, Eason Education Kingdom Holdings had 310,868,500 shares of common stock issued and outstanding. The voting power representing not less than 155,434,261 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 233,813,213 shares of common stock, which represents approximately 75.2% of the issued and outstanding shares of Eason Education Kingdom Holdings’s common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated June 10, 2020. No consideration was paid for the consent. The consenting stockholders’ names, affiliation with Eason Education Kingdom Holdings, and their beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage
Leung Tin Lung David (1)	Greater than 10% holder of common stock	233,813,213 shares of common stock	75.2% (common stock)

__________

(1) Appointed President, Secretary, Treasurer and director on May 27, 2020.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 10, 2020, certain information regarding the ownership of Eason Education Kingdom Holdings’s capital stock by each director and executive officer of Eason Education Kingdom Holdings, each person who is known to Eason Education Kingdom Holdings to be a beneficial owner of more than 5% of any class of Eason Education Kingdom Holdings’s voting stock, and by all officers and directors of Eason Education Kingdom Holdings as a group. Unless otherwise indicated below, to Eason Education Kingdom Holdings’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of June 10, 2020 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 310,868,500 shares of common stock issued and outstanding on a fully diluted basis, as of June 10, 2020.

Title of Class	Name and Address of Beneficial Owner (3)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Leung Tin Lung David (2)	233,813,213	75.2%
Common Stock	Chak Wan Ling Margaret	25,000,000	8.0%
Common Stock	Leung Chue	25,000,000	8.0%
Common Stock	Leung Suk Mun	25,000,000	8.0%
All directors and executive officers as a group (1 person)		233,813,213	75.2%

_____________

(1) As of June 10, 2020, we had 310,868,500 shares of common stock outstanding.

(2) Appointed President, Secretary, Treasurer and director on May 27, 2020.

(3) Unless otherwise noted, the address of each person listed is c/o Eason Education Kingdom Holdings, Unit 19, 35/F., Tower 1, Millennium City 1, No. 388 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended December 31, 2019 and 2018:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Law Wai	2019	0	0	0	0	0	0	0	0
Fan (1)	2018	0	0	0	0	0	0	0	0

Cheng Kin	2019	0	0	0	0	0	0	0	0
Ning (2)	2018	0	0	0	0	0	0	0	0

Marie Huen	2019	0	0	0	0	0	0	0	0
Lai Chun (3)	2018	0	0	0	0	0	0	0	0

___________

(1)	Appointed Chief Executive Officer and President on February 13, 2015; resigned from all such positions on May 27, 2020.
(2)	Appointed Chief Financial Officer, Secretary and Treasurer on February 13, 2015; resigned from all such positions on May 27, 2020.
(3)	Appointed Chief Operating Officer on February 13, 2015; resigned from such position on May 27, 2020.

Employment Agreements

We have no employment agreement with any person.

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Stock Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended December 31, 2019:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Law Wai Fan (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Cheng Kin Ning (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Marie Huen Lai Chun (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

Chu Kin Hon (4)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

___________

(1)	Appointed Chief Executive Officer and President on February 13, 2015; resigned from all such positions on May 27, 2020.
(2)	Appointed Chief Financial Officer, Secretary and Treasurer on February 13, 2015; resigned from all such positions on May 27, 2020.
(3)	Appointed Chief Operating Officer on February 13, 2015; resigned from such position on May 27, 2020.
(4)	Appointed a director on February 13, 2015; resigned from such position on May 27, 2020.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended December 31, 2019.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal period ended December 31, 2019, provided for or contributed to by our company.

Director Compensation

The following table sets forth director compensation for the fiscal year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Chu Kin Hon (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1) Appointed a director on February 13, 2015; resigned from such position on May 27, 2020.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Securities Authorized for Issuance under Equity Compensation Plans

Eason Education Kingdom Holdings has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of Eason Education Kingdom Holdings which may result in a change in control of Eason Education Kingdom Holdings.

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NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On June 10, 2020 the Board of Directors the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from “Eason Education Kingdom Holdings, Inc.” to “New Momentum Corporation.” The Board of Directors found that it was in the best interests of the Eason Education Kingdom Holdings, Inc. to change our name to help make a new identity for the company.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Eason Education Kingdom Holdings. We anticipate the effective date to be on or about July 21, 2020.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

Eason Education Kingdom Holdings’s Annual Report on Form 10-K for the year ended March 31, 2020, and filed with the SEC on March 30, 2020; Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and filed with the SEC on May 5, 2020; and Current Report on Form 8-K, filed with the SEC on June 9, 2020, have been incorporated herein by this reference.

Eason Education Kingdom Holdings undertakes to mail to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding Eason Education Kingdom Holdings should be addressed to Leung Tin Lung David, President, at Eason Education Kingdom Holdings’s principal executive offices, at: Eason Education Kingdom Holdings, Inc., Unit 19, 35/F., Tower 1, Millennium City 1, No. 388 Kwun Tong Road, Kwun Tong, Kowloon, Hong Kong. Mr. Leung may also be reached by telephone at +852-28063261.

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